ACQUISITION AGREEMENT

    AGREEMENT dated   20th December 2000 ("the Agreement"), by,
between and among EUROKIOSK INC., a company incorporated under the laws of the state of Delaware (hereinafter "EUROKIOSK"), the persons listed on Exhibit A attached hereto and made a part hereof, being all of the shareholders and executive officers of EUROKIOSK (hereinafter referred to as ("MANAGEMENT"); GLOBAL WIRELESS SERVICES LTD., a company incorporated under the laws of the Province of British Columbia Canada, having its registered office in Vancouver, British Columbia (hereinafter referred to as "GLOBAL WIRELESS"); and the persons listed on Exhibit "A" attached hereto and made a part hereof, (hereinafter referred to as the "SELLERS").

  WHEREAS, the SELLERS own a total of 5,490,514 shares of common stock, $.001 par value, of GLOBAL WIRELESS , said shares representing one hundred (100%) percent of the issued and outstanding common stock of GLOBAL WIRELESS .

  WHEREAS, the SELLERS desire to sell and EUROKIOSK desires to purchase one hundred percent (100%) of the outstanding shares of common stock of GLOBAL WIRELESS;

  NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

  1. Purchase and Sale - The SELLERS hereby agree to sell, transfer, assign and convey to EUROKIOSK and EUROKIOSK hereby agrees to purchase and acquire from the SELLERS, a total of 5,490,514 shares of common stock of GLOBAL WIRELESS , which equates to one hundred percent (100%) percent of all of GLOBAL WIRELESS' currently issued and outstanding common stock ("the GLOBAL WIRELESS Common Shares"), in a tax-free stock-for-stock acquisition.

  2. Purchase Price - The aggregate purchase price to be paid by EUROKIOSK for the GLOBAL WIRELESS Common Shares shall be 5,490,514 newly issued shares of EUROKIOSK $0.001 par value voting common stock (the "EUROKIOSK Common Shares"). The EUROKIOSK Common Shares will be issued to the individual
  SELLERS in accordance with Exhibit "A-1" attached hereto. As a result of the issuance of the EUROKIOSK Common Shares, Sellers shall own fifty one (51%) percent of the outstanding shares of EUROKIOSK, Inc., resulting is a total issued amount of common stock in the sum of 10,765,714 shares.

  3. Warranties Representations and Covenants of GLOBAL WIRELESS and GLOBAL WIRELESS PRINCIPALS - In order to induce EUROKIOSK to enter into this Agreement and to complete the transaction contemplated hereby, GLOBAL WIRELESS and its principal executive officers (hereinafter referred to as the "GLOBAL WIRELESS PRINCIPALS", jointly and severally warrant and represent to EUROKIOSK that:

     (a) Organization and Standing. GLOBAL WIRELESS is a corporation duly organized, validly existing and in a good standing under the laws of the Province of British Columbia, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "B" are true and correct copies of GLOBAL WIRELESS 's Certificate of Incorporation, amendments thereto and all current\by-laws of GLOBAL WIRELESS. No changes thereto will be made in any of the Exhibit "B" documents before the closing. GLOBAL WIRELESS has no subsidiaries except as listed or any investments or ownership interests in any corporation, partnership, joint venture or other business enterprise which is material to its business.

            (b) Capitalization. As of the Closing Date of GLOBAL WIRELESS 's entire authorized equity capital consists of 20,000,000 shares of class A common stock, no par value, of which 5,490,514 shares of Common Stock will be outstanding as of the Closing. As of the Closing Date, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which GLOBAL WIRELESS or the SELLERS are bound, calling for the issuance of any additional shares of common stock or any other voting or equity security, except as set forth in Exhibit "GLOBAL WIRELESS - S", attached hereto. The 5,490,514 issued and outstanding GLOBAL WIRELESS Common Shares to be transferred by SELLERS constitutes one hundred (100%) percent of the currently issued and outstanding shares of Common Stock of GLOBAL WIRELESS , which includes inter-claim, that same percentage of GLOBAL WIRELESS' voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

            (c) Ownership of GLOBAL WIRELESS Shares. Each SELLER warrants and represents, severally, that as of the date hereof, such SELLER is the sole owner of the GLOBAL WIRELESS Common Shares listed by his or her name on Exhibit "A", free and clear of all liens, encumbrances, and restrictions whatsoever, except that the GLOBAL WIRELESS Common Shares so listed have not been registered under the Securities Act of 1933, as amended (the "33 Act"), or any applicable State Securities laws. By SELLERS' transfer of the GLOBAL WIRELESS Common Shares to EUROKIOSK pursuant to this Agreement. EUROKIOSK will thereby acquire 100% of the outstanding capital stock of GLOBAL WIRELESS, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the GLOBAL WIRELESS Common Shares will not have been registered under the '33 Act, or any applicable State securities laws.

            (d) Taxes. GLOBAL WIRELESS has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on GLOBAL WIRELESS . GLOBAL WIRELESS 's income tax returns have never been audited by any authority empowered to do so.

            (e)   Pending Actions.   There are no known material legal
       actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting GLOBAL WIRELESS, or against the GLOBAL WIRELESS PRINCIPALS that arrive out of their operation of GLOBAL WIRELESS, except as described in Exhibit "C" attached hereto. GLOBAL WIRELESS is not knowingly in material violation of any law, material ordinance or regulation of any kind whatever, including, but not Inc to laws, rules and regulations governing the sale of its services, the 33 Act, the Securities Exchange Act of 1934, as amended (the "34
       Act"), the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state or nation.

            (f) Government and Regulation. GLOBAL WIRELESS holds the licenses and registrations set forth on Exhibit "D" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit GLOBAL WIRELESS to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "D" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by this Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

            (g) Ownership of Assets Except as set forth in Exhibit "E" attached hereto, GLOBAL WIRELESS has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the following, if any; assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefor, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by GLOBAL WIRELESS as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by this Agreement; nor, except in the ordinary course of its business, has GLOBAL WIRELESS disposed of any such asset since the date of the most recent balance sheet described in
       Section 3(0) of this Agreement.

            (h) No Interest in Suppliers, Customers, Landlords or Competitors. Neither GLOBAL WIRELESS PRINCIPALS nor any member of their families have any material interest of any nature whatever in any supplier, customer, landlord or competitor of GLOBAL WIRELESS .

            (i) No Debt Owed by GLOBAL WIRELESS to GLOBAL WIRELESS PRINCIPALS. Except as set forth in Exhibit "F" attached hereto, GLOBAL WIRELESS does not owe any money, securities, or property to either the GLOBAL WIRELESS PRINCIPALS or any member of their families or to any company controlled by such a person, directly or indirectly. To the extent that the GLOBAL WIRELESS PRINCIPLES may have any undisclosed liability to pay any sum or property to any such person or equity or any member of their families such liability is hereby forever irrevocably released and discharged.

            (j) Complete Records. All of GLOBAL WIRELESS' books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

            (k) No Misleading Statements or Omissions Neither this Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to EUROKIOSK in connection herewith, contains any materially misleading statement or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

            (l) Validity of this Agreement. All corporate and other proceedings required to be taken by the SELLERS and by GLOBAL WIRELESS in order to enter into and carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by the SELLERS and by GLOBAL
       WIRELESS, and constitutes the valid and binding obligation of each of them, enforceable in accordance with its terms except to the extent Inc by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms and conditions of, or constitute a default under or violate, GLOBAL WIRELESS' Certificate of Incorporation or By-Laws, or any material agreement, lease, mortgage, bond, indenture, license or other material document or undertaking, oral or written, to which GLOBAL WIRELESS or the SELLERS is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, with injunction or decree, of any court, regulatory agency or other governmental body; and the business now conducted by GLOBAL WIRELESS can continue to be so conducted after completion of the transaction contemplated hereby, with GLOBAL WIRELESS as a wholly owned subsidiary of EUROKIOSK.

            (m) Concepts and Approvals: Compliance with Laws. Neither GLOBAL WIRELESS nor the SELLERS are required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of GLOBAL WIRELESS has been operated in material compliance with all laws, rules, and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

            (n) Access to Books and Records. EUROKIOSK will have full and free access to GLOBAL WIRELESS 's books during the course of this transaction prior to Closing, during regular business hours, on reasonable notice.

            (o) GLOBAL WIRELESS Financial Statements. Before Closing, GLOBAL WIRELESS' financial statements as of and for the period from inception to November 30, 2000, will be provided to EUROKIOSK and will be annexed hereto as Exhibit "G"; the GLOBAL WIRELESS financial statements will accurately describe GLOBAL WIRELESS' financial position as of the dates thereof. The GLOBAL WIRELESS financial statements will have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (or as permitted by regulation S-X, S-B, and/or the rules promulgated under the 33 Act and the 34 Act) and for the period from inception to November 30, 2000 audited by independent certified public accountants with SEC experience.

            (p) GLOBAL WIRELESS 's Corporate Summary. GLOBAL WIRELESS' Business Plan, dated November 2000 (attached hereto as
       Exhibit "L") accurately describes GLOBAL WIRELESS 's business assets, proposed operations and management as of the date thereof; since the date of the Corporate Plan, there has been no material adverse change in the Business
       Plan and no material adverse change in GLOBAL WIRELESS ;
       provided that no warranties or representations are made as to any financial projections.

       4. Warranties, representations and Covenants of EUROKIOSK AND MANAGEMENT OF EUROKIOSK ("MANAGEMENT") In order to induce the SELLERS and GLOBAL WIRELESS to enter into this Agreement and to complete the transaction contemplated hereby, EUROKIOSK AND MANAGEMENT jointly and severally warrant, represent and covenant to GLOBAL WIRELESS and SELLERS that :

       (a) Organization and Standing. EUROKIOSK is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, will be qualified to do business as a foreign corporation in every other state and jurisdiction in which it operates to the extent required by the laws of such states or jurisdictions, and will have full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. EUROKIOSK has no subsidiaries or any other investments or ownership interests in any corporation, partnership, joint venture or other business enterprise.

       (b) Capitalization. EUROKIOSK's entire authorized equity capital consists of 25,000,000 shares of voting common stock, $0.001 par value. As of the Closing, will have issued and outstanding 5,275,200 shares of voting common stock, $0.001 par value and no shares of preferred stock issued. Upon issuance, all of the EUROKIOSK Common Stock will be validly issued, fully paid and non-assessable. The relative rights and preferences of EUROKIOSK's equity securities are set forth on the Certificate of Incorporation, as amended and EUROKIOSK's By-laws (Exhibit
     "H" hereto). There are no other voting or equity securities authorized or issued, not any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which EUROKIOSK is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The By-laws of EUROKIOSK provide that a simple majority of the shares voting at a stock holders' meeting at which a quorum is present may elect all of the directors of EUROKIOSK. Cumulative voting is not provided for by the By-Laws or Certificate of Incorporation of EUROKIOSK.

       (c) Ownership of Shares. By EUROKIOSK's issuance of the EUROKIOSK Common Shares to the SELLERS pursuant to this Agreement, the SELLERS will thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such EUROKIOSK shares will not have been registered under the 33 Act, or any applicable state securities laws.

       (d) Significant Agreements. EUROKIOSK is not and will not at Closing be bound by any of the following:

            (i) Employment, advisory or consulting contract (except as described in Section 12 herein).
            (ii) Plan providing for employee benefits of any nature.
            (iii)     Lease with respect to any property or equipment.
            (iv)      Contract of commitments for any current expansion.
            (v) Contract or commitment pursuant to which it has assumed, guaranteed, endorsed or otherwise become liable for any obligation of any other person, firm or organization.
            (vi) Contract, agreement, understanding, commitment or arrangement either than in the normal course of business, not set forth in the Agreement or an Exhibit hereto.
            (vii) Agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery of payment of securities when due, and which remains unsettled upon the date of this Agreement.

           (e) Taxes. EUROKIOSK has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid all taxes as shown on such returns. All of such returns are true and complete. EUROKIOSK's income tax returns have never been audited by say authority empowered to do so.

        (f) Absence of Liabilities. As of the Closing Date EUROKIOSK will have no liabilities of any kind or nature, fixed or contingent, except for the costs, including legal and accounting fees and other expenses, in connection with this transaction, for which EUROKIOSK agrees to be responsible and to pay in full at or before the Closing.

        (g) No Pending Actions. To the best of management's knowledge, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting EUROKIOSK, or against any of the EUROKIOSK MANAGEMENT and arising out of their operation of EUROKIOSK. EUROKIOSK has been in compliance with, and has not received notice of violation of any law, ordinance of any kind whatever, including, but not Inc to, the 33 Act, the Rules and Regulations of the SEC, or the Securities Laws and Regulations of any sale. EUROKIOSK is not an investment company as defined in, or otherwise subject to regulation under, the Investment Company Act of 1940. EUROKIOSK is not required to file reports pursuant to either Section 13 or Section 15 (d) of the 34 Act.

        (h) Corporate Records. All of EUROKIOSK's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation; all of said books and records will be made available for inspection by GLOBAL WIRELESS' authorized representatives prior to the Closing as provided by Section 4(I) herein, and will be delivered to EUROKIOSK's new management at the Closing.

        (i) No Misleading Statements or Omissions. Neither this agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to GLOBAL WIRELESS in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

        (j) Validity of this Agreement. All corporate and other proceedings required to be taken by EUROKIOSK in order to enter into and to carry out this Agreement will have been duly and properly taken at or before the Closing. This Agreement has been duly executed by EUROKIOSK, constitutes a valid and binding obligation of EUROKIOSK enforceable in accordance with its terms. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, EUROKIOSK's Certificate of Incorporation- or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which EUROKIOSK is a party or is bound or may be affected nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, writ, injunction or decree of any court, regulatory agency or other governmental body.

        (k) Consents and Approvals, Compliance with Laws. Except for the notices to be filed as described in Section 7(a)(v) herein, neither GLOBAL WIRELESS nor MANAGEMENT is required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of EUROKIOSK has been operated in compliance with all laws, rules and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

        (l)  Access to Books and Records.  GLOBAL WIRELESS and
     SELLERS will have full and free access to GLOBAL WIRELESS' books and records during the course of this transaction prior to and at the Closing on reasonable notice.

        (m) EUROKIOSK Information. EUROKIOSK is a company currently reporting with the Securities and Exchange Commission and GLOBAL WIRELESS and SELLERS acknowledge their opportunity to review the relevant filings with the Securities and Exchange Commission which accurately reflect the information relating to EUROKIOSK and the financial condition of EUROKIOSK. There will have been no material change in the business, assets or condition (financial or otherwise) of EUROKIOSK since the date of EUROKIOSK'S most recent filing with the Securities and Exchange Commission to the Closing.

        (n)  EUROKIOSK Financial Condition As of the Closing,
     EUROKIOSK will have no assets or liabilities, except as disclosed in its most recent filing with the Securities and Exchange Commission.

        (o) Directors and Shareholders Approval. As of the Closing, EUROKIOSK's Board of Directors and Shareholders, by meeting or consent shall have properly authorized the matters described in section 7(a)(iv)herein.

        (p) The EUROKIOSK Shares. All of the EUROKIOSK Common Shares issued to SELLERS shall be validly issued, fully-paid non-assessable shares of EUROKIOSK Common Stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation , if any, as set forth in EUROKIOSK's Certificate of Incorporation.

            5. Term: Indemnification. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of this Agreement and payment pursuant thereto. MANAGEMENT and GLOBAL WIRELESS MANAGEMENT
            ("management") of both parties to the agreement hereby agree, jointly and severally, to indemnify, defend, and hold harmless EUROKIOSK, GLOBAL WIRELESS , and the SELLERS from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any material breech of any representation, warranty, covenant, or agreement made by GLOBAL WIRELESS MANAGEMENT or management in this Agreement.

       6. Restricted Shares: Legend. The total amount of the EUROKIOSK Common Shares issued to SELLERS hereunder will be "restricted securities" as defined in Rule 144 under the 33 Act and each stock certificate issued to SELLERS hereunder, will bear the usual restrictive legend to such effect. Appropriate Stop Transfer instructions will be given to EUROKIOSK'S stock transfer agent.

       7. Conditions Precedent to Closing (a) The obligations of GLOBAL WIRELESS and the SELLERS under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

       (i) That EUROKIOSK's and MANAGEMENT's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time, and MANAGEMENT will deliver an executed certification confirming the foregoing;

       (ii) That EUROKIOSK and MANAGEMENT shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

       (iii) That EUROKIOSK's directors and shareholders, by proper and sufficient vote taken either by consent or at a meeting duly and properly called and held, shall have properly approved all of the matters required to be approved by EUROKIOSK's directors and shareholders, respectively;

       (iv) That EUROKIOSK's Board of Directors, by proper and sufficient vote, shall have approved this Agreement and the transactions contemplated hereby; approved the change of EUROKIOSK's corporate name to 20/20 Wireless Inc.; approved the resignation of all of EUROKIOSK's current directors and the election of up to three designees of GLOBAL WIRELESS to serve as directors in place of EUROKIOSK's current directors; and will have approved such other changes as are consistent with this Agreement and approved by GLOBAL WIRELESS and EUROKIOSK; and

     (b) The obligations of EUROKIOSK and MANAGEMENT under this Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

       (i) That GLOBAL WIRELESS' and SELLERS' representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time and GLOBAL WIRELESS and the GLOBAL WIRELESS PRINCIPALS shall deliver an executed certification confirming the foregoing;

       (ii) That GLOBAL WIRELESS and GLOBAL WIRELESS PRINCIPALS shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of Closing; and

       (iii) That GLOBAL WIRELESS' officers will have signed non-compete clauses in the form attached hereto as Exhibit
       "J".

       8. Further Conditions and Representations. Notwithstanding the representations made herein, in order to induce EUROKIOSK to enter into the instant Agreement, GLOBAL WIRELESS and SELLERS make the following representations and undertake to perform the following which shall survive closing of this transaction.
            (a) That within thirty (30) days of the closing of this Agreement, the newly appointed Board of Directors and Management of EUROKIOSK shall take all steps necessary to file a Form 15(c)2-11 with the NASD and obtain a trading symbol for the company and insure that the company common stock becomes listed on the OTC-Bulletin Board;

                 (b) That the newly appointed Board of Directors and Management of EUROKIOSK shall continue to retain Shane Henty Sutton, P.C., as the law firm to represent EUROKIOSK up to a point when the company's common stock becomes listed on the OTC-Bulletin Board and shall issue to Shane Henty Sutton a sum of 125,000 shares of S-8 common stock;

       9. Termination. This Agreement may be terminated at any time before or at Closing, by;
       (a)The mutual agreement of the parties;
       (b)Any party if:
            (i) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement.

    Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

       10. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

       11. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such rights or power at any other time or times.

       12. Closing. The Closing of the transactions contemplated by this Agreement ("Closing") shall take place at the offices of Shane Henty Sutton, P.C., attorneys for EUROKIOSK, at
       1.00 P.M. on the first business day after the letter of the approval of SELLERS owning at least 80% of GLOBAL WIRELESS' Common Stock or the shareholders of EUROKIOSK approving this Agreement and the matters referred to in section
       7(a)(vi) herein, or such other date as the parties hereto shall mutually agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

       13. Prohibited Actions. Between the date hereof and the effective date of the merger, neither Purchaser nor Seller will, except with the prior written consent of the other:
                      (a) issue or sell any stock, bonds, or other corporate
            securities;
                      (b) incur any obligation or liability (absolute or
            contingent), except current liabilities incurred, and obligations under contracts entered into, other than in the ordinary course of business;
                      (c) discharge or satisfy any lien or encumbrance or pay
            any obligation or liability (absolute or contingent) other than in the ordinary course of business;
                      (d) make any dividend or other payment or distribution
            to its shareholders or Purchase or redeem any shares of its capital stock other than in the ordinary course of business;
                      (e) mortgage, pledge, create a security interest in, or
            subject to lien or other encumbrance any of its assets, tangible or intangible other than in the ordinary course of business;
                      (f) sell or transfer any of its tangible assets or
            cancel any debts or claims except in each case in the ordinary course of business other than in the ordinary course of business;
                      (g) sell, assign, or transfer any trademark, trade
            name, patent, or other intangible asset;
                      (h) waive any right of any substantial value other than
            in the ordinary course of business; or
                      (i) enter into any other transaction other than in the
            ordinary course of business.

       14.  Further Instruments.   From time to time, as and when
       requested by the either of the parties or by its successors or assigns, the other party will execute and deliver, or cause to be delivered, all such deeds and other instruments; and will take or cause to be taken such further or other action as the parties may deem necessary or desirable in order to vest in and confirm to the purchaser title to and possession of all its property, rights, privileges, possessions, and franchises and otherwise to carry out the intent and purposes of this agreement.

       15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New
       York and the parties submit to the federal courts within that jurisdiction for the adjudication of any and all disputes.

       16.  Counterparts.   This Agreement may be executed in duplicate
       facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

  IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

                 EUROKIOSK INC.


                 By:  ____________________________


                 GLOBAL WIRELESS SERVICES LTD.


                 By:  ____________________________
                        LIST OF EXHIBITS


            Exhibit "A"      List of Sellers

Exhibit "B"      True and correct copies of GLOBAL WIRELESS'
Certificate of Incorporation, amendments thereto and all current
By-laws.

Exhibit "C"      Any material legal actions, lawsuits,
proceedings of investigations, either administrative or judicial, pending or threatened, against or affecting GLOBAL WIRELESS, or against the Sellers that arise out of their operation of GLOBAL
WIRELESS.

Exhibit "D" Evidence of GLOBAL WIRELESS' licenses and
            registrations necessary to permit GLOBAL WIRELESS to conduct its current business.

Exhibit "E"      Any impediments to GLOBAL WIRELESS' good,
marketable title including liens or encumbrances of any nature whatever.

Exhibit "F"      Any money, securities, or property owed by
GLOBAL WIRELESS to either the Principals of GLOBAL WIRELESS  or any member of their families or to any company controlled by such
a person,   directly or indirectly.

Exhibit "G"      GLOBAL WIRELESS' audited financial statements
as of and for the period ended November 30, 2000.

Exhibit "H"      True and correct copies of EUROKIOSK's
Certificate of   Incorporation amendments thereto and all current
By-laws.

Exhibit "I"      EUROKIOSK's audited financial statements for
the fiscal year ended January 31, 1999.

Exhibit "J"      GLOBAL WIRELESS' Business Plan dated
November, 2000.




                            EXHIBIT A

                         LIST OF SELLERS


        Dan Mercier                        1,915,295
        Eric MacKenzie                     1,276,863
        Richard Frost                      1,276,863
        Dan Ewanchuk                         510,747
        Gary James                           255,373
        Rahman Ishfaqur                      255,373

                            EXHIBIT C

Any material legal actions, lawsuits, proceedings of investigations, either administrative or judicial, pending or threatened, against or affecting GLOBAL WIRELESS, or against the Sellers that arise out of their operation of GLOBAL WIRELESS.



                               NONE
                            EXHIBIT D

Evidence of GLOBAL WIRELESS' licenses and registrations necessary to permit GLOBAL WIRELESS to conduct its current business.





                 EXHIBIT E

   Any impediments to GLOBAL WIRELESS' good, marketable title including liens or encumbrances of any nature whatever.



                               NONE

                            EXHIBIT F

 Any money, securities, or property owed by GLOBAL WIRELESS to either the Principals of GLOBAL WIRELESS or any member of their families or to any company controlled by such a person, directly or indirectly.


                              NONE



                            EXHIBIT G


    GLOBAL WIRELESS' audited financial statements as of and for the period ended November 30, 2000.